UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240. 14a-12

JPMorgan Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)
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JPMorgan Limited Duration Bond Fund

JPMorgan Trust II

270 Park Avenue

New York, NY 10017

March 6, 2012

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the JPMorgan Limited Duration Bond Fund (the “Fund” or “Limited Duration Bond Fund”), a separate investment series of JPMorgan Trust II (the “Trust”). The Board of Trustees of the Trust has called a special meeting of shareholders of the Fund scheduled for Wednesday, May 2, 2012 at 270 Park Avenue, New York, New York 10017, at 10:00 a.m. New York time (the “Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposal that will be considered at the Meeting:

(1)	To approve the amendment of the investment objective of the Limited Duration Bond Fund by deleting the requirement that the Fund meet its objective by “investing in a diversified portfolio of short-term investment grade securities.”

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposal.

Detailed information about the proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Wednesday, May 2, 2012. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

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In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-866-456-7052.

Sincerely,

Patricia A. Maleski

President

JPMorgan Trust II

2

JPMorgan Limited Duration Bond Fund

270 Park Avenue

New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 2, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that JPMorgan Trust II (the “Trust”), on behalf of JPMorgan Limited Duration Bond Fund (the “Fund” or “Limited Duration Bond Fund”), will hold a special meeting of shareholders at 270 Park Avenue, New York, New York 10017, on Wednesday, May 2, 2012 at 10:00 a.m. New York time (the “Meeting”). Please call 1-866-456-7052 if you have any questions relating to attending the Meeting in person. The Meeting will be held to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof:

(1)	To approve the amendment of the investment objective of the Limited Duration Bond Fund by deleting the requirement that the Fund meet its objective “by investing in a diversified portfolio of short-term investment grade securities.”

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on February 28, 2012 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card.

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Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on May 2, 2012.

This proxy statement is available at the website listed on your proxy card.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Frank J. Nasta

Secretary

March 6, 2012

2

JPMorgan Limited Duration Bond Fund

270 Park Avenue

New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2012

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN LIMITED DURATION BOND FUND (THE “FUND” or “LIMITED DURATION BOND FUND”), A SERIES OF JPMORGAN TRUST II (THE “TRUST”), to be voted at a Special Meeting of Shareholders to be held on May 2, 2012, at 270 Park Avenue, New York, New York 10017, at 10:00 a.m. New York time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”)

This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Fund on or about March 6, 2012.

The following Proposal will be considered and acted upon at the Meeting:

(1)	To approve the amendment of the investment objective of the Limited Duration Bond Fund Fund by deleting the requirement that the Fund meet its objective “by investing in a diversified portfolio of short-term investment grade securities.”

The Proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on February 28, 2012 (“Record Date”). Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

A majority of the total outstanding shares of the Fund entitled to vote shall constitute a quorum at the Meeting for purposes of the Proposal.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable period or periods. Any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this proxy statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

To obtain the Fund’s most recent annual report, including financial statements free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston MA 02266-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the most recently available annual report for the Fund by visiting www.jpmorganfunds.com.

THE PROPOSAL

AMENDING THE INVESTMENT OBJECTIVE OF THE LIMITED DURATION BOND FUND BY DELETING THE REQUIREMENT THAT THE FUND MEET ITS OBJECTIVE “BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM INVESTMENT GRADE SECURITIES”

What are shareholders being asked to approve in the Proposal?

Shareholders are being asked to approve a change to the investment objective for the Fund. The current investment objective and the proposed new investment objective are described below:

Current Investment Objective	Proposed Investment Objective
The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.	The Fund seeks a high level of current income consistent with low volatility of principal.

Why are shareholders being asked to approve a change to the Fund’s investment objective?

Consistent with the Fund’s name, the Fund uses a limited duration strategy to manage interest rate risk and maintain low volatility of principal. The current investment objective includes not only the goal of the Fund (i.e., a high level of current income consistent with low volatility of principal) but defines what investment strategies will be used to seek the objective (i.e., investing in a diversified portfolio of short-term investment grade securities). The Proposal is designed to eliminate language in the Fund’s investment objective that limits the types of securities that the Fund may use to implement its investment goals.

For over 12 years, the Fund has used a limited duration strategy. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates. Under normal market conditions, the Fund maintains a duration of three years or less consistent with its limited duration strategy. Currently, the prospectus discloses that the Fund uses a “portfolio of short-term securities” which “under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years.”

Market conditions in the asset-backed and mortgage-backed sector have been stressed in the past several years due to ongoing market volatility, persistent weakness in the housing market and uncertainty in both U.S. and global markets. Prepayments on mortgage-backed and asset-backed securities have continued to slow thereby lengthening the weighted average life of these securities and the Fund’s portfolio to greater than three years while its duration has remained less than three years. The Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), believes that the stress in the housing market will continue for the foreseeable future. In order to allow the Fund to continue to invest in the types of limited duration securities it has historically used, JPMIM believes it is prudent to remove the “short–term securities” requirement from the Fund’s investment objective. JPMIM believes and the Fund’s Board agrees that the investment objective should be changed so that the Fund has greater flexibility to respond to changing market conditions in implementing its limited duration strategy.

In addition, a portfolio of short-term securities may not be the most effective means of limiting duration or meeting the Fund’s objective of “a high level of current income consistent with low volatility of principal.” In this respect, it is important to note that a portfolio of short-term securities is not necessarily the same as a portfolio with a limited duration. For example, a portfolio of floating rate securities with a weighted average life or maturity of four years or more may have a lower duration, produce more current income, and be less volatile than a portfolio of fixed rate debt securities that have weighted average life or maturity of three years or less. If the current investment objective is not changed, the Fund will have limited flexibility in implementing its limited duration strategy even if longer term investments with a short duration are determined by JPMIM to be more effective in managing interest rate risk and meeting the Fund’s goals of a high level of current income consistent with low volatility of principal.

If the change to the investment objective is approved, the Fund will be permitted to change the types of securities it uses without shareholder approval and will not be restricted to “short-term investment grade securities.” However, the proposed new investment objective will not change the Fund’s goal of a high level of current income consistent with low volatility of principal or its limited duration strategy. In addition, the investment objective will continue to be a “fundamental” investment objective meaning that it cannot be changed further without approval of shareholders. Moreover, the Fund will continue to invest at least 80% of its Assets1 in bonds and consistent with its name, will continue to have a duration of under three years under normal market conditions. Finally, the Fund will have more flexibility to respond to changing market conditions in implementing its limited duration strategy.

[1]	For purposes of the 80% policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

What happens if the Proposal to amend the investment objective is not approved?

If the Proposal is not approved, the investment objective of the Fund will remain the same, and the Board may consider other courses of action. If the Proposal is approved, the Fund’s investment objective will be amended effective on the date that the Proposal is approved by shareholders.

Recommendation of Trustees

The Board met on February 15, 2012 to consider the proposed amendment to the Fund’s investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIM and information provided by representatives of the Fund’s administrator, J.P. Morgan Funds Management, Inc. (“JPMFM”), regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Fund approve the proposed investment objective. The Trustees considered numerous factors in approving the proposed investment objective and making their recommendation including: (1) the Fund’s limited duration strategy; (2) the types of instruments that may be used to effectively limit duration including floating rate securities with longer average weighted maturities or weighted average lives; (3) ongoing market conditions and volatility; (4) the constraints on the ability of the Fund’s adviser to respond quickly to changing market conditions in light of the restriction in the current investment objective; (5) the types of strategies and investments that the Fund historically has used in connection with the Fund’s limited duration strategy; and (6) expected prepayments and changes in the weighted average life of the types of securities the Fund has historically utilized. Based upon a review of the factors, the Board concluded that amending the Fund’s investment objective would be in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL

OF THE PROPOSAL

OTHER BUSINESS

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their judgment.

GENERAL INFORMATION ABOUT THE FUND

Management and Other Service Providers

Set forth below is a description of the current service providers of the Fund.

Investment Adviser

J.P. Morgan Investment Management Inc. (“JPMIM”), 270 Park Avenue, New York, NY 10017, makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. In addition, JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

Distributor

JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, OH 43240 (“JPMDS”), serves as distributor to the Fund pursuant to a Distribution Agreement dated as of February 19, 2005. JPMDS is an affiliate of JPMIM and a direct wholly-owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 1111 Polaris Parkway, Columbus, Ohio 43240 serves as administrator for the Trust. JPMFM is an affiliate of JPMIM and an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Shareholder Proposals

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board

Shareholders wishing to send communications to the Board or specific members of the Board should submit the communication in writing to the attention of Frank J. Nasta, the Secretary of the Trust, at 270 Park Avenue, New York, New York 10017, identifying the correspondence as intended for the Board or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Fund on or about March 6, 2012. Only shareholders of record as of the close of business on the Record Date, February 28, 2012, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the Proposal. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Quorum

A majority of the outstanding shares of the Fund shall constitute a quorum at the Meeting.

Voting Requirement

If a quorum is present at the Meeting, under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve the Proposal. A majority is defined, under the 1940 Act, as the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

Shareholders of the Fund are entitled to one vote for each dollar of net asset value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Votes may be cast IN FAVOR OF or AGAINST the Proposal or the shareholder may abstain from voting.

ADJOURNMENTS

In the event that sufficient votes to approve the Proposal are not received, whether or not a quorum is present, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS, VOTES WITHHELD, AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions, votes that are withheld, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions, votes that are withheld and broker non-votes will effectively be a vote against the Proposal. Shares represented by properly executed proxy cards that constitute abstentions and withheld votes will have the effect of a vote against any adjournment. As described above in the section entitled “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and its affiliates. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials will be borne by the Fund. In addition, the Fund may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

As the meeting date approaches, shareholders of the Fund may receive a call from a representative of JPMIM if the Fund has not yet received their vote. Authorization to permit JPMIM to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM is required to get information from the shareholder to verify his or her identity and authority to vote (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM by the Fund, the JPMIM representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card, and ask for the shareholder’s instructions on the Proposal. The representative of JPMIM, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM will record the shareholder’s instructions on the card. Within 72 hours, JPMIM will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call JPMIM immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of the Fund that are outstanding as of the close of business on the Record Date:

Class A	Class B	Class C	Select Class	R6 Class	Total
5,075,916.953	31,084.693	5,782,648.880	30,968,433.304	388,182.171	42,246,266.001

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

As of February 28, 2012, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the Fund. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Shareholders indicated with an (**) below holding greater than 25% or more of the Fund are “controlling persons” under the 1940 Act. As of February 28, 2012, the officers and Trustees of the Trust beneficially own less than 1% of the outstanding securities of the Fund.

Share Class	Name and Address	Percentage Held

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	42.56%**

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	10.62%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.93%

CLASS B SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	37.57%**

	CITIGROUP GLOBAL MARKETS INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2417	9.99%

Share Class	Name and Address	Percentage Held

	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.26%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.67%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.15%

CLASS C SHARES	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	22.36%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.17%

	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.56%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	5.68%

Share Class	Name and Address	Percentage Held

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.65%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.05%

CLASS R6 SHARES	BRICS & CO* 340 S CLEVELAND AVE FL 1 # OH1-8036 WESTERVILLE OH 43081-8917	70.66%**

	SEI PRIVATE TRUST CO C/O SUNTRUST ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	26.83%**

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	50.01%**

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN CLIENT SERVICES 570 WASHINGTON BLVD FLOOR 6 JERSEY CITY NJ 07310-1617	21.66%

	JPMORGAN CHASE BANK N.A.* FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	6.70%

	WEISS LIQUIDATING TRUST SCOTT PELTZ TTEE 1 S WACKER DR STE 800 CHICAGO IL 60606-4650	5.52%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	JPMORGAN LIMITED DURATION BOND FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 2, 2012

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of JPMorgan Trust II, to be held at the offices of JPMorgan Investment Management Inc. (“JPMIM”) 270 Park Avenue, New York, New York 10017 on May 2, 2012, at 10:00 a.m., New York time (the “Meeting”), and appoints Matthew Plastina, Adam Henley, Maria Murray and Elisaida Poueriet (and each of them) proxies, with power of substitution, to attend the Meeting (and any postponements or adjournments thereof) and to vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and with discretionary power to vote on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Mark vote on the reverse side, sign below and return this card as soon as possible.

  VOTE VIA THE TELEPHONE: 1-800-337-3503

  VOTE VIA THE INTERNET: www.proxy-direct.com

999 9999 9999 999

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign exactly as your name(s) appear(s) on this Proxy. If shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Signature (if held jointly)

, 2012

Date	LDB_23355_021312

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for JPMorgan Limited Duration Bond Fund

Shareholder Meeting to Be Held on May 2, 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/23355

Please detach at perforation before mailing.

The Board of Trustees of the JPMorgan Limited Duration Bond Fund recommends that you vote FOR the proposal below.

PLEASE MARK VOTE AS IN THIS EXAMPLE:    ¢

		FOR	AGAINST	ABSTAIN
1.	To approve the amendment of the investment objective of the JPMorgan Limited Duration Bond Fund by deleting the requirement that the Fund meet its objective by “investing in a diversified portfolio of short-term investment grade securities.”	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LDB_23355_021312